Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,657,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	366,931.70
Total Offset Amount	0.00
Net Fee	$ 366,931.70
Final Prospectus	false